U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________

                                  FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  April 1, 2004


                               WELUND FUND, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-50142
                           (Commission File Number)

                                     none
                     (I.R.S. Employer Identification No.)

                  244 Fifth Avenue, #W219, New York, NY 10001
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (212) 504-8120

                                      n/a
         (Former name or former address, if changed since last report)



ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

       This Form 8-K/A dated April 8, 2004 is an amended report to a Form 8-K filed on April 2, 2004 by Welund Fund, Inc., a Delaware corporation (the "Company").

       On April 1, 2004, Mr. T. Chong Weng the sole shareholder of the Company entered into a Share Purchase Agreement (the "Agreement") with Kevin G. Elmore of San Diego California, which would have resulted in a restructuring of the Company's management, Board, and ownership, however Mr. Elmore failed to meet his obligations as outlined in the Agreement, particularly Mr. Elmore failed to make payment for the shares, and therefore no change of ownership has or will take place pursuant to the Agreement.

       In accordance therewith, Mr. T. Chong Weng will remain as the sole director, officer and shareholder of the Company.

       The Company directs that all shareholders disregard in its entirety, the disclosures made in the initial Form 8-K filed with the U.S. Securities and Exchange Commission on April 2, 2004.

       The following table sets forth, as of April 8, 2004, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                                    Amount and
                                                     Nature of
                 Name and Address of                Beneficial      Percent of
Title of Class   Beneficial Owner (1)                Ownership      Class (2)
--------------   -----------------------------      ----------      ----------
Common Stock     T. Chong Weng (3)                   2,240,000         100%
                 244 Fifth Avenue, #W219             Direct
                 New York, NY 10001

Common Stock     All Officers and Directors as       2,240,000         100%
                 a Group (1 person)                  Direct


   --------------
   (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
   (2) Based upon 2,240,000 shares issued and outstanding.
   (3) Mr. T. Chong Weng is the Registrant's current sole officer and director.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


Welund Fund, Inc.
(Registrant)


By:  /s/ T. Chong Weng
     -----------------------------------
     Name: T. Chong Weng
     Title: President, Chief Executive Officer,
     Secretary, Treasurer and Director

Dated: This 8th day of April 2004.